UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2026

Radian Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 350

Wayne, Pennsylvania, 19087

(Address of Principal Executive Offices, and Zip Code)

(215) 231-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 3, 2026, Radian Group Inc. (the "Company"), filed a Current Report on Form 8-K (the "Original Report") to report the completion of its previously announced acquisition of Inigo Limited ("Inigo") on February 2, 2026.

This Amendment No. 1 on Form 8-K/A ("Amendment No. 1") amends the Original Report to include Inigo's historical financial statements and the pro forma information required under Items 9.01(a) and 9.01(b), respectively, that were omitted from the Original Report in reliance on Item 9.01.

This Amendment No. 1 should be read in conjunction with the Original Report. Except as set forth herein, no modifications have been made to information contained in the Original Report, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original Report. The pro forma financial information included as Exhibit 99.2 to this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K, and is not necessarily indicative of the financial position or results of operations that would have been realized if the acquisition had been completed on the dates set forth therein, nor is it indicative of the future results or financial position of the combined company.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Inigo as of and for the year ended December 31, 2025, prepared in accordance with accounting principles, standards and practices generally accepted in the United Kingdom, together with a reconciliation to U.S. GAAP, and the notes related thereto, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company giving effect to the acquisition of Inigo, which includes the unaudited pro forma condensed combined balance sheet as of December 31, 2025, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025, and the notes related thereto, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(d) Exhibits. The following exhibits are filed as part of this Amendment No. 1:

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	Audited financial statements of Inigo Limited as of and for the year ended December 31, 2025

99.2	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: April 17, 2026

	By:	/s/ Daniel Kobell
Daniel Kobell
Senior Executive Vice President, Interim Chief Financial Officer